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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                -----------------

                                  July 13, 2004
                Date of Report (Date of Earliest Event Reported)

                              WCI COMMUNITIES, INC.
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                        1-9186               59-2857021
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
 Incorporation or Organization)                              Identification No.)

                            24301 Walden Center Drive
                          Bonita Springs, Florida 34134
                         (Address of Principal Executive
                                     Office)


                                 (239) 947-2600
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

          Exhibit Number      Title

          99.1                Press Release of WCI Communities, Inc., dated
                              July 13, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

On July 13, 2004, WCI Communities, Inc. issued a press release announcing its 2004 second quarter new home orders for the three-month period ended June 30, 2004 (the "Press Release"). A copy of this press release is attached hereto as
Exhibit 99.1.

The information being furnished shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WCI COMMUNITIES, INC.


                                           By:      /S/ JAMES P. DIETZ
                                              ----------------------------------
                                           Name:  James P. Dietz

                                           Title: Senior Vice President and
                                                  Chief Financial Officer

Date: July 13, 2004